SUPPLEMENT DATED FEBRUARY 21, 2014

FIRST INVESTORS LIFE SERIES FUNDS PROSPECTUS
DATED MAY 1, 2013

1.	In the Summary Section for the Total Return Fund, under the heading “Principal Investment Strategies” on page 38, the following disclosure is added at the end of the fourth paragraph:

The Fund may also invest in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates.

2.	In the Summary Section for the Total Return Fund, under the heading “Principal Risks” on page 39, the following disclosure is added before the heading “Security Selection Risk”:

Derivatives Risk.  Investments in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates involve risks, such as potential losses if interest rates do not move as expected and the potential for greater losses than if these techniques had not been used.  Investments in derivatives can increase the volatility of the Fund’s share price and may expose the Fund to significant additional costs.  Derivatives may be difficult to sell, unwind, or value.

3.	In “The Funds In Greater Detail” section for the Total Return Fund, under the heading “Principal Investment Strategies” on page 67, the following disclosure is added at the end of the third paragraph:

The Fund may also invest in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates.

4.	In “The Funds In Greater Detail” section for the Total Return Fund, under the heading “Principal Risks”, the following disclosure is added on page 69 before the heading “Security Selection Risk”:

Derivatives Risk.  Investments in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates involve risks, such as potential losses if interest rates do not move as expected and the potential for greater losses than if these techniques had not been used.  The use of derivatives for hedging purposes may limit any potential gain that might result from an increase in the value of the hedged position.  These investments can also increase the volatility of the Fund’s share price and may expose the Fund to significant additional costs.  Moreover, derivatives may be difficult or impossible to sell, unwind, or value due to the lack of a secondary trading market.

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Please retain this Supplement for future reference.

LSP0214

SUPPLEMENT DATED FEBRUARY 21, 2014

FIRST INVESTORS LIFE SERIES FUNDS STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2013, SUPPLEMENTED AS OF AUGUST 1, 2013

1.
In SAI Part-I under Appendix A - “Investment Strategies Used By The First Investors Life Series Funds”, the investment checklist for the Life Series Fund For Income on page I-A-4 is amended by removing the checkmarks (✓) and inserting dashes (-) to the investment strategies for “Equity Securities”, “Common Stocks, Preferred Stocks, Rights and Warrants”, “Shares of Other Investment Companies”, “Foreign Securities Exposure” and “Foreign Securities Traded in the U.S.”.

2.
In SAI Part-I under Appendix A - “Investment Strategies Used By The First Investors Life Series Funds”, the investment checklist for the Life Series Special Situations Fund on page I-A-11 is amended by removing the checkmark (✓) and inserting a dash (-) to the investment strategy for “Foreign Securities Traded in Foreign Markets” and removing the dash (-) and inserting a checkmark (✓) to the investment strategy for “When-Issued Securities”.

3.
In SAI Part-I under Appendix A - “Investment Strategies Used By The First Investors Life Series Funds”, the investment checklist for the Life Series Total Return Fund on page I-A-13 is amended by removing the dashes (-) and inserting checkmarks (✓) to the investment strategies for “Derivatives”, “Options” and “Futures”.

4.
In SAI Part-I under Appendix B - “Investment Policies of the First Investors Life Series Funds”, the disclosures under the heading “Non-Fundamental Policies” on page I-B-2 are deleted and replaced with the following:

The Funds listed below have adopted the following non-fundamental investment restrictions, which may be changed without shareholder approval:

(1)	The Fund For Income and Investment Grade Fund may invest in credit-linked securities, provided that no more than 10% of each Fund’s net assets are invested in credit-linked securities.

(2)
The Total Return Fund, Government Fund and Investment Grade Fund each will not invest more than 20% of its net assets in derivatives in the aggregate. For purposes of calculating this 20% limitation, each Fund will use the market value of a derivative instrument.

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Please retain this Supplement for future reference.

LSSAI0214